Exhibit 99.2

© 2025 AAR CORP. All rights reserved worldwide. 1 First Quarter Fiscal Year 2026 Earnings Call September 23, 2025

© 2025 AAR CORP. All rights reserved worldwide. 2 Note : All results and expectations in the presentation reflect continuing operations unless otherwise noted . This presentation contain s certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 , which reflect management’s expectations about future conditions , including, but not limited to, continued demand in the commercial and government aviation markets, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, contributions from our acquisitions, production efficiencies in our hangars and progress on hangar expansions, continued sales growth, margin expansion, debt management, capital allocation and expenses . These forward - looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including : ( i ) factors that adversely affect the commercial aviation industry ; (ii) adverse events and negative publicity in the aviation industry ; (iii) a reduction in sales to the U . S . government and its contractors ; (iv) cost overruns and losses on fixed - price contracts ; (v) nonperformance by subcontractors or suppliers ; (vi) our ability to manage our operational footprint ; (vii) a reduction in outsourcing of maintenance activity by airlines ; (viii) a shortage of skilled personnel or work stoppages ; (ix) competition from other companies ; (x) financial, operational and legal risks arising as a result of operating internationally ; (xi) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions ; (xii) failure to realize the anticipated benefits of acquisitions ; (xiii) circumstances associated with divestitures ; (xiv) inability to recover costs due to fluctuations in market values for aviation products and equipment ; (xv) cyber or other security threats or disruptions ; (xvi) a need to make significant capital expenditures to keep pace with technological developments in our industry ; (xvii) restrictions on use of intellectual property and tooling important to our business ; (xviii) inability to fully execute our stock repurchase program and return capital to stockholders ; (xix) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements ; (xx) our ability to manage our debt ; (xxi) non - compliance with restrictive and financial covenants contained in our debt and loan agreements ; (xxii) changes in or non - compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations ; and (xxiii) exposure to product liability and property claims that may be in excess of our liability insurance coverage . Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described . For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10 - K, Part I, “Item 1 A, Risk Factors” and our other filings filed from time to time with the U . S . Securities and Exchange Commission . We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events , except as required by law . Non - GAAP Financial Measures : This presentation includes certain non - GAAP financial measures . Please refer to the Appendix for additional information on these non - GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures . Unless otherwise noted, the statements made and the information provided in this presentation are as of September 23 , 202 5 . Forward - looking Statements

© 2025 AAR CORP. All rights reserved worldwide. 3 Q1 Highlights © 2025 AAR CORP. All rights reserved worldwide. 3 Delivered 17% adjusted organic sales growth with margin expansion New parts Distribution a key driver, generating meaningful double - digit growth Captured new business wins with Trax and enhanced our software capabilities with Aerostrat acquisition See Appendix for reconciliation of Non - GAAP financial measures.

Executing on our strategic objectives

Optimized portfolio driving growth and profitability

Objectives	Q1 Updates
Market share gains and new business wins	• Secured multi-year exclusive defense agreement with AmSafe Bridport to distribute their product lines across the KC-46 and C-40 platforms to the global defense and military aftermarket • Continued progress on Oklahoma City and Miami hangar expansions
Cost efficiency and synergy realization	• Strong operational performance and turnaround time in Airframe MRO • Generating synergies from Product Support acquisition
Software and IP-enabled offerings	• Trax selected to modernize Delta TechOps' maintenance and engineering systems with Trax's advanced eMRO and eMobility solutions • Expanded Trax's agreement with JetBlue Airways to include an additional eMobility app and its cloud hosting solution
Disciplined portfolio management	• Acquired Aerostrat, a leading long-range maintenance planning software company, enhancing our Trax software solutions

Q1 Results

+17%
Adjusted Organic Sales

+18%
Adjusted EBITDA

+27%
Adjusted EPS

See Appendix for reconciliation of Non-GAAP financial measures.

AAR
© 2025 AAR CORP. All rights reserved worldwide.
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© 2025 AAR CORP. All rights reserved worldwide. 5 First quarter FY26 performance highlights Consolidated Sales: 71% commercial; 29% government / defense. See Appendix for reconciliation of Non - GAAP financial measures. Q1 FY25 Q1 FY26 Adj. EPS $0.85 $1.08 Parts Supply Integrated Solutions Repair & Engineering Expeditionary Services Margin Q1 FY25 Q1 FY26 $652.2 $739.6 Adj. Sales by Segment (M) $168.9 $185.0 $217.6 $214.6 $249.7 $317.8 $16.0 $22.0 Q1 FY25 Q1 FY26 Adj. Operating Income (M) Corporate / other ($ 7.2 ) Corporate / other ($ 8.2 ) $59.2 $71.6 9.7% 9.1% Q1 FY25 Q1 FY26 Corporate / other ($2.3) Corporate / other ($3.1) Adj. EBITDA (M) 11.7% 11.3% $73.7 $86.7 UP 13% UP 18% UP 21% UP 27% ORGANIC: UP 17%

© 2025 AAR CORP. All rights reserved worldwide. 6 Q1 Sales and profitability Parts Supply See Appendix for reconciliation of Non - GAAP financial measures. Sales (M) Adj. EBITDA (M) Commercial Government / Defense Margin Q1 FY25 Q1 FY26 $32.7 $43.8 Q1 FY25 Q1 FY26 $30.1 $40.9 Q1 FY25 Q1 FY26 $249.7 $317.8 13.1% 13.8% 12.1% 12.9% Parts Supply • Strong demand for aftermarket parts • Continued strong growth in new parts Distribution • USM delivered meaningful growth in quarter Adj. Operating Income (M) UP 27% UP 34% UP 36%

© 2025 AAR CORP. All rights reserved worldwide. 7 Q1 Sales and profitability Repair & Engineering $217.6 $214.6 Sales (M) Adj. EBITDA (M) Commercial Government / Defense Margin Q1 FY25 Q1 FY26 $27.9 $28.1 Q1 FY25 Q1 FY26 $24.3 $24.9 12.8% 13.1% 11.2% 11.6% See Appendix for reconciliation of Non - GAAP financial measures. Repair & Engineering • Organic growth excluding Landing Gear of 8% • Airframe MRO near capacity with strong production efficiency • Component Services completing integration with closure of NY facility Adj. Operating Income (M) UP 1% UP 2% Q1 FY25 Q1 FY26 DOWN 1% ORGANIC: UP 8%

© 2025 AAR CORP. All rights reserved worldwide. 8 Sales (M) Adj. EBITDA (M) Q1 Sales and profitability Integrated Solutions See Appendix for reconciliation of Non - GAAP financial measures. Q1 FY25 Q1 FY26 $10.5 $11.0 Q1 FY25 Q1 FY26 $13.5 $14.2 Q1 FY25 Q1 FY26 $168.9 $185.0 8.0% 7.7% 6.2% 5.9% Integrated Solutions • Strong growth in government activities driven by recent new business wins • Continued growth opportunities in Trax Commercial Government / Defense Margin Adj. Operating Income (M) UP 10% UP 5% UP 5%

© 2025 AAR CORP. All rights reserved worldwide. 9 Balance sheet highlights See Appendix for reconciliation of Non - GAAP financial measures. Net Leverage Invested to support growth and acquired Aerostrat in Q1 Pro forma net leverage 2.82x decreased 0.76x since Product Support acquisition Target net leverage of 2.0x – 2.5x Q4 FY24 Q1 FY25 Q2 FY25 Q3 FY25 Q4 FY25 Q1 FY26 FY26 3.17 3.31 3.30 3.58 March 1, 2024 Product Support acquisition 3.06 2.72 Expect to achieve target net leverage in FY26 2.0 2.5 LOWER BY 0.76x 2.82

2026 Dynamics

AAR Framework for 2026		
Parts Supply	**Distribution**	Continued strong growth in both commercial and government
	USM	Dynamic environment persists through FY26
Repair & Engineering	**Airframe MRO**	Full utilization with additional capacity coming online in 2H FY26 and FY27
	Component Services	Integration complete and focused on capturing additional volume
Integrated Solutions	**Software**	Trax continuing to deliver high growth
	Government	Near-term program headwinds offset by new business wins

Q2 2026 Guidance

Sales growth[1]	**7% - 10%**
Adjusted operating margin	**9.6% - 10.0%**
Estimated tax rate	28%

[1] Sales growth reflects growth from Q2 FY25 organic sales of $665.7 million, which excludes Landing Gear sales of $20.4 million.

© 2025 AAR CORP. All rights reserved worldwide.
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© 2025 AAR CORP. All rights reserved worldwide. 11 Appendix

© 2025 AAR CORP. All rights reserved worldwide. 12 Non - GAAP financial measures This presentation includes financial results for the Company with respect to adjusted diluted earnings per share, adjusted sales, organic sales growth, adjusted organic sales growth, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, net debt, pro forma net debt, net debt to adjusted EBITDA (net leverage), net debt to pro forma adjusted EBITDA, and pro forma net debt to pro forma adjusted EBITDA which are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our actual operating performance unaffected by the impact of certain items . When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete . These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP . Adjusted EBITDA is net income (loss) before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation, and items of an unusual nature including but not limited to business divestitures and acquisitions, workforce actions, COVID - related subsidies and costs, impairment and exit charges, facility consolidation and repositioning costs, FCPA investigation settlement and related costs, equity investment gains and losses, pension settlement charges, legal judgments, acquisition, integration and amortization expenses from recent acquisition activity, and significant customer events such as early terminations, contract restructurings, forward loss provisions, and bankruptcies . Adjusted operating income is adjusted EBITDA gross of depreciation and amortization and stock - based compensation . Pursuant to the requirements of Regulation G of the Exchange Act, we provide tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures in the Appendix at the end of this presentation . The Company is not providing reconciliations of forward - looking adjusted organic sales growth and adjusted operating margin to the most directly comparable forward - looking GAAP measures because the information is not available without unreasonable effort . This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, unusual gains and losses, the ultimate outcome of pending litigation, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance . Each of the adjustments has not occurred, are out of the Company's control and/or cannot be reasonably predicted . For this reason, the Company is unable to address the probable significance of the unavailable information . 12

© 2025 AAR CORP. All rights reserved worldwide. 13 Adjusted diluted earnings per share Non - GAAP financial measures 13 Q1 FY26 Q1 FY25 Diluted earnings per share $0.95 $0.50 Acquisition, integration, and amortization expenses 0.18 0.25 Severance charges 0.03 - Gain related to sale of business/joint venture (0.02) (0.03) Government COVID-related subsidy liability (0.02) - FCPA investigation costs - 0.14 Contract termination costs - 0.09 Tax effect on adjustments (a) (0.04) (0.10) Adjusted diluted earnings per share $1.08 $0.85 (a) Calculation uses estimated statutory tax rates on non-GAAP adjustments.

Non-GAAP financial measures

Adjusted sales, operating income, operating margin, EBITDA, and EBITDA margin

	Q1 FY26						Q1 FY25					
($ in millions)	Parts Supply	Repair & Engineering	Integrated Solutions	Expeditionary Services	Corporate & Other	Consolidated	Parts Supply	Repair & Engineering	Integrated Solutions	Expeditionary Services	Corporate & Other	Consolidated
Sales	$317.8	$214.6	$185.0	$22.2	$0.0	$739.6	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Operating income (loss)	40.9	20.4	9.7	3.0	(9.1)	64.9	30.1	21.1	7.7	(1.7)	(13.8)	43.4
Operting income margin	12.9%	9.5%	5.2%	13.5%	NA	8.8%	12.1%	9.7%	4.6%	-6.7%	NA	6.6%
Sales	$317.8	$214.6	$185.0	$22.2	$0.0	$739.6	$249.7	$217.6	$168.9	$25.5	$0.0	$661.7
Contract termination costs	-	-	-	-	-	-	-	-	-	(9.5)	-	(9.5)
Adjusted sales	$317.8	$214.6	$185.0	$22.2	$0.0	$739.6	$249.7	$217.6	$168.9	$16.0	$0.0	$652.2
Operating income (loss)	40.9	20.4	9.7	3.0	(9.1)	$64.9	30.1	21.1	7.7	(1.7)	(13.8)	$43.4
Acquisition, integration & amortization expenses	-	4.1	1.0	-	1.3	6.4	-	4.6	2.8	-	1.6	9.0
Severance charges	-	0.4	0.3	-	0.3	1.0	-	-	-	-	-	-
Gain related to sale of business/joint venture, net	-	-	-	-	-	-	-	(1.4)	-	-	-	(1.4)
Government COVID-related subsidy liability reversal	-	-	-	-	(0.7)	(0.7)	-	-	-	-	-	-
Investigation costs	-	-	-	-	-	-	-	-	-	-	5.0	5.0
Contract termination costs	-	-	-	-	-	-	-	-	-	3.2	-	3.2
Adjusted operating income	$40.9	$24.9	$11.0	$3.0	($8.2)	$71.6	$30.1	$24.3	$10.5	$1.5	($7.2)	$59.2
Adjusted operating margin	12.9%	11.6%	5.9%	13.5%	NA	9.7%	12.1%	11.2%	6.2%	9.4%	NA	9.1%
Operating income (loss)	$40.9	$20.4	$9.7	$3.0	($9.1)	$64.9	$30.1	$21.1	$7.7	($1.7)	($13.8)	$43.4
Depreciation and amortization	2.2	6.1	4.0	0.4	1.1	13.8	2.1	6.2	3.7	0.4	1.1	13.5
Stock-based compensation	0.7	0.5	0.5	-	3.6	5.3	0.5	0.4	0.3	-	3.8	5.0
Acquisition and integration expenses	-	1.1	-	-	1.3	2.4	-	1.6	1.8	-	1.6	5.0
Severance charges	-	0.4	0.3	-	0.3	1.0	-	-	-	-	-	-
Government COVID-related subsidy liability reversal	-	-	-	-	(0.7)	(0.7)	-	-	-	-	-	-
Investigation costs	-	-	-	-	-	-	-	-	-	-	5.0	5.0
Contract termination costs	-	-	-	-	-	-	-	-	-	3.2	-	3.2
Gain related to sale of joint venture	-	-	-	-	-	-	-	(1.4)	-	-	-	(1.4)
Adjusted EBITDA	$43.8	$28.5	$14.5	$3.4	($3.5)	$86.7	$32.7	$27.9	$13.5	$1.9	($2.3)	$73.7
Adjusted EBITDA margin	13.8%	13.3%	7.8%	15.3%	NA	11.7%	13.1%	12.8%	8.0%	11.9%	NA	11.3%

AAR
© 2025 AAR CORP. All rights reserved worldwide.
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© 2025 AAR CORP. All rights reserved worldwide. 15 Q1 FY26 Adjusted organic sales growth 15 Repair & Consolidated Engineering Commercial Government GAAP sales growth 11.8% (1.4%) 10.7% 14.6% Impact of Landing Gear Overhaul divestiture 3.3% 9.6% 4.6% 0.0% Organic sales growth 15.1% 8.2% 15.3% 14.6% Adjusted sales growth (a) 13.4% (1.4%) 10.7% 20.6% Impact of Landing Gear Overhaul divestiture 3.4% 9.6% 4.6% 0.0% Adjusted organic sales growth 16.8% 8.2% 15.3% 20.6% (a) Adjusted government sales growth reflects the impact of excluding $9.5 million of sales in the first quarter of fiscal 2025 related to contract termination costs.

Non-GAAP financial measures

Trailing twelve months Adjusted EBITDA

													Twelve months ended				
($ in millions)	Q4 FY23	Q1 FY24	Q2 FY24	Q3 FY24	Q4 FY24	FY24	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	FY25	Q1 FY26	Q3 FY24	Q1 FY25	Q2 FY25	Q3 FY25	Q1 FY26
Net income (loss)	$23.2	($0.6)	$23.8	$14.0	$9.1	$46.3	$18.0	($30.6)	($8.9)	$34.0	$12.5	$34.4	$60.4	$64.9	$10.5	($12.4)	$28.9
Income tax expense (benefit)	7.0	(6.9)	7.9	6.5	4.5	12.0	6.9	8.1	(2.2)	13.6	26.4	12.6	14.5	25.8	26.0	17.3	32.1
Other expense (income), net	1.2	-	0.1	0.2	0.1	0.4	0.1	0.2	0.1	(0.1)	0.3	0.1	1.5	0.5	0.6	0.5	0.3
Interest expense, net	4.7	5.4	5.6	11.3	18.7	41.0	18.3	18.8	18.1	18.4	73.6	18.5	27.0	53.9	67.1	73.9	73.8
Depreciation and amortization	7.7	8.4	8.7	8.8	15.3	41.2	13.5	14.0	14.0	13.7	55.2	13.8	33.6	46.3	51.6	56.8	55.5
Loss (Gain) related to sale of business/joint venture, net	0.2	0.7	0.9	1.0	0.2	2.8	(1.3)	0.5	64.0	7.1	70.3	(0.7)	2.8	0.8	0.4	63.4	70.9
Acquisition and integration expenses	4.3	1.8	2.1	11.2	14.6	29.7	5.0	3.2	3.5	(0.9)	10.8	2.4	19.4	32.9	34.0	26.3	8.2
Severance charges	-	-	-	-	0.5	0.5	-	-	-	-	-	1.0	-	0.5	0.5	0.5	1.0
Government COVID-related subsidy liability (reversal)	-	-	-	-	-	-	-	-	-	0.8	0.8	(0.7)	-	-	-	-	0.1
Pension settlement charge	-	26.7	-	-	-	26.7	-	-	-	-	-	-	26.7	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	11.2	-	-		11.2	-	-	(11.1)	-	(11.1)	-	11.2	-	-	(11.1)	(11.1)
Contract termination/restructuring costs (benefit) and loss provisions, net	-	-	-	-	4.8	4.8	3.2	-	(3.0)	-	0.2	-	-	8.0	8.0	5.0	(3.0)
FCPA settlement, investigation and remediation costs	1.6	1.1	2.6	2.0	4.8	10.5	5.0	59.2	1.1	-	65.3	-	7.3	14.4	71.0	70.1	60.3
Stock-based compensation	3.1	4.3	3.6	3.6	3.8	15.3	5.0	5.0	5.6	4.3	19.9	5.3	14.6	16.0	17.4	19.4	20.2
Adjusted EBITDA	$53.0	$52.1	$55.3	$58.6	$76.4	$242.4	$73.7	$78.4	$81.2	$90.9	$324.2	$86.7	$219.0	$264.0	$287.1	$309.7	$337.2

AAR
© 2025 AAR CORP. All rights reserved worldwide.
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Pro Forma Net Leverage

($ in millions)	Q3 FY24	Q4 FY24	Q1 FY25	Q2 FY25	Q3 FY25	Q4 FY25	Q1 FY26
Total debt	$277.0	$997.0	$992.0	$997.0	$1,032.0	$977.0	$1,030.0
Less: cash and cash equivalents	(69.2)	(85.8)	(49.3)	(61.7)	(84.4)	(96.5)	(80.0)
Net debt	$207.8	$911.2	$942.7	$935.3	$947.6	$880.5	$950.0
Adjusted EBITDA for the twelve months ended	$219.0	$242.4	$264.0	$287.1	$309.7	$324.2	$337.2
Net debt to Adjusted EBITDA	0.95x	3.76x	3.57x	3.26x	3.06x	2.72x	2.82x
Net debt	$207.8	$911.2	$942.7	$935.3	$947.6	$880.5	$950.0
Product Support consideration plus fees of $30.3 million	755.3	n/a	n/a	n/a	n/a	n/a	n/a
Pro forma net debt	$963.1	n/a	n/a	n/a	n/a	n/a	$950.0
Adjusted EBITDA for the twelve months ended	$219.0	$242.4	$264.0	$287.1	$309.7	$324.2	$337.2
Product Support adjusted EBITDA							
Twelve months ended February 29, 2024	49.9	n/a	n/a	n/a	n/a	n/a	n/a
Nine months ended February 29, 2024	n/a	33.5	n/a	n/a	n/a	n/a	n/a
Six months ended February 29, 2024	n/a	n/a	20.4	n/a	n/a	n/a	n/a
Three months ended February 29, 2024	n/a	n/a	n/a	7.7	n/a	n/a	n/a
Pro forma adjusted EBITDA	$ 268.9	$ 275.9	$ 284.4	$ 294.8	$ 309.7	$ 324.2	$ 337.2
Pro forma net debt to pro forma adjusted EBITDA	3.58x	n/a	n/a	n/a	n/a	n/a	n/a
Net debt to pro forma adjusted EBITDA	n/a	3.30x	3.31x	3.17x	3.06x	n/a	n/a

AAR
© 2025 AAR CORP. All rights reserved worldwide.
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